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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 24, 2003

                               i-STAT Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-19841                  22-2542664
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         file number)          Identification No.)

                104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
               (Address of principal executive offices) (Zip code)

                                 (609) 443-9300
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

      On April 24, 2003, the Company issued a press release disclosing its financial results for the first quarter of 2003. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

Item 7. Exhibits.

(c) Exhibits

Item No.    Exhibit List

99.1        First Quarter 2003 earnings press release dated April 24, 2003.
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                                    SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934,
i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           i-STAT  CORPORATION
                                           By:
                                           /s/ LORIN J. RANDALL
                                           -------------------------------------
                                           Lorin J. Randall
                                           Senior Vice President of Finance,
                                           Treasurer and Chief Financial Officer

Date: April 24, 2003